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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934







         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 10, 2002
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                             Middlefield Banc Corp.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Ohio                       33-23094               34-1585111
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(STATE OR OTHER JURISDICTION OF (COMMISSION FILE NUMBER)  (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)



   15985 East High Street, Middlefield, Ohio                     44062-0035
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (440) 632-1666
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.
         -----------------------------------------

         Middlefield Banc Corp. announced that its board authorized the repurchase of up to 4.99% of Middlefield Banc Corp.'s outstanding common stock. Middlefield Banc Corp. currently has approximately 1,158,751 shares outstanding. For additional information, reference is made to Middlefield Banc Corp.'s press release dated July 10, 2002, which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         The information contained or incorporated by reference in this current report on Form 8-K may contain forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors, including: changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure. All forward-looking statements included in this current report on Form 8-K are based on information available at the time of the report. Middlefield Banc Corp. assumes no obligation to update any forward-looking statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.
         -------------------------------------------

         Not applicable


(b)      Pro forma financial information.
         -------------------------------

         Not applicable


(c)      Exhibits.
         --------

         99.1     Middlefield Banc Corp. July 10, 2002 press release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIDDLEFIELD BANC CORP.

DATED: July 10, 2002              By:      /s/ Thomas G. Caldwell
                                           ----------------------
                                           Thomas G. Caldwell
                                  Its:     President and Chief Executive Officer


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                             MIDDLEFIELD BANC CORP.

                           CURRENT REPORT ON FORM 8-K

                                INDEX OF EXHIBITS

EXHIBIT

99.1     Middlefield Banc Corp. July 10, 2002 press release